MID-YEAR REPORT 2001



                                 TRI-CONTINENTAL
                                   CORPORATION


                         AN INVESTMENT YOU CAN LIVE WITH

TRI-CONTINENTAL CORPORATION INVESTS TO
PRODUCE FUTURE GROWTH OF BOTH CAPITAL
AND INCOME, WHILE PROVIDING REASONABLE
CURRENT INCOME.



TY is Tri-Continental Corporation's symbol for its Common Stock on the New York Stock Exchange.

TRI-CONTINENTAL CORPORATION

TO THE STOCKHOLDERS:                                             August 17, 2001

     For the six months ended June 30, 2001, Tri-Continental Corporation returned -4.36% based on net asset value and 3.89% based on market price, while the Standard & Poor's 500 Composite Stock Index (S&P 500) returned -6.70% and the Lipper Closed-End Growth & Income Funds Average returned -1.13% for the same time period.

     The first half of 2001 was difficult for most segments of the stock market, as the US economy continued to slow appreciably and, in general, companies' earnings fell short of their targets. The current slowdown has been characterized by a dramatic decrease in capital expenditures, particularly in the technology area, a decrease in industrial production, weak corporate earnings, and rising unemployment. However, both consumer spending and the housing market have remained strong, and these factors have been crucial in helping the economy avoid recession.

     Technology companies in particular are struggling with overcapacity. During the technology boom of the late 1990's, many technology companies took advantage of readily available capital to build capacity, which, together with the recent reduction in demand, has created a glut that is now hurting profits. For the most part, industrial companies are in a better position than technology companies, but their profits have been hurt as well by a strong dollar and weak demand from abroad.

     The Federal Reserve Board has responded aggressively to these circumstances, lowering interest rates six times during the first six months of 2001, for a total of 275 basis points. The Fed hopes that monetary easing will encourage increased business investment and stimulate growth. The Fed has indicated that it considers near-term economic weakness to be more of a threat to prosperity than any inflationary pressures brought about by monetary easing. In fact, inflationary forces have remained benign, giving the Fed flexibility to cut rates again later in the year.

     Looking ahead to the remainder of 2001, we anticipate that the economy will respond favorably to the Fed's series of interest rate cuts. Economic response to changes in monetary policy typically has a lag time of six to nine months; therefore, the economy should begin to respond to this stimulus. Consumer spending could receive an additional boost from the federal tax rebate, as well as from lower energy prices. Corporate earnings may well have bottomed out, and profits could begin to recover as early as the end of 2001, but more likely in 2002. Improved profits should translate into both more spending by businesses and more positive sentiment toward the stock market. Tri-

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TRI-CONTINENTAL CORPORATION

Continental's portfolio is being repositioned to invest in sectors that should benefit from a recovering economy, such as consumer cyclicals and certain areas of technology.

     Tri-Continental Corporation's Annual Stockholders' Meeting took place on May 17, 2001, in Baltimore, Maryland. At the meeting, four directors were elected and the selection of Deloitte & Touche LLP as auditors was ratified. For complete results of the vote, please refer to page 23 of this report.

     Tri-Continental Corporation's Annual Meetings are held in different locations each year in order to give as many Stockholders as possible the opportunity to attend. The Annual Meeting is an invaluable opportunity for us to speak personally to Stockholders and listen to their feedback. The opinions of Stockholders who were unable to attend the Annual Meeting are equally important to us, however, and, for this reason, we have again included a Stockholder survey in Tri-Continental's mid-year report. We hope you will take a few moments to complete this anonymous survey. Thank you in advance for your participation. Results of the survey will be included in a future Tri-Continental report.

     The market volatility of recent years has demonstrated the importance of relying on fundamental research and of maintaining a long-term perspective on investing, tenets that are central to Tri-Continental's philosophy. We thank you for your continued support of Tri-Continental Corporation, and look forward to serving your investment needs for many years to come. A discussion with your Portfolio Managers regarding the Corporation's results follows this letter.

By order of the Board of Directors,



/s/ William C. Morris

William C. Morris
Chairman


                                              /s/ Brian T. Zino

                                              Brian T. Zino
                                              President

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TRI-CONTINENTAL CORPORATION

INTERVIEW WITH YOUR PORTFOLIO MANAGERS


[PHOTO OMITTED]

GROWTH AND INCOME TEAM: (STANDING, FROM LEFT)
AMY FUJII, JOHN ROTH, MELANIE RAVENELL
(ADMINISTRATIVE ASSISTANT), (SEATED,
FROM LEFT) CHARLES SMITH (PORTFOLIO MANAGER),
RODNEY COLLINS (CO-PORTFOLIO MANAGER)
(NOT PICTURED) RAY LAM, BRIAN TURNER


WHAT WERE TRI-CONTINENTAL'S INVESTMENT RESULTS FOR THE FIRST HALF OF 2001?

     For the six months ended June 30, 2001, Tri-Continental Corporation posted a total return of -4.36% based on net asset value and 3.89% based on market price. This compares to -6.70% for the Standard & Poor's 500 Composite Stock Index (S&P 500) and -1.13% during the same period for the net asset value return of the Corporation's peers, as measured by the Lipper Closed-End Growth & Income Funds Average.


WHAT ECONOMIC AND MARKET FACTORS AFFECTED THE CORPORATION'S RESULTS DURING THIS PERIOD?

     The US economy was weak during the first half of 2001, with most of the weakness caused by corporations cutting back sharply on their spending plans. In that sense, it has been more of a business slowdown than a consumer slowdown, given the fact that consumer spending has held up well throughout the period. The dropoff in capital spending is largely attributable to the fact that many companies invested heavily in technology in the late 1990's and into 2000. Having spent so aggressively, and in light of the current economic weakness, these same companies are now much more conservative in terms of making capital expenditures. The current trend is to wait for a return on previous investments before making further commitments. As a result, many corporations, particularly in the technology sector, are struggling with both excess capacity and decreased demand. This is a major reason why many companies' earnings have been under pressure, along with weak demand overseas and a strong US dollar. The Federal Reserve Board has attempted to counter the economic downturn through more aggressive monetary policy. The Fed has lowered interest rates 275 basis points so far in 2001, and has hinted that more rate cuts are contemplated. Since inflation is stable, the Fed has the flexibility to continue to cut rates. The Fed appears to be seeking to foster business investment, something that will contribute greatly to renewed economic growth. If consumers continue to spend, the rest of the economy should eventually respond to the Fed's monetary stimulus.


WHAT WAS YOUR INVESTMENT STRATEGY DURING THIS TIME?

     Since we expect an upturn in the economy by the beginning of the new year (and the stock market will likely anticipate a recovery), our strategy has been to ensure that Tri-Continental is invested in the stocks we think will benefit most from an economic rebound. Instead of attempting to time the market, we prefer to position Tri-Continental's portfolio according to how we think the market is likely to react to signs of an economic upturn over the next several months. At the beginning of the period under review, Tri-Continental's portfolio was positioned defensively, but since then the portfolio has been moving from a value bias to a more growth-oriented bias. This repositioning will probably

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TRI-CONTINENTAL CORPORATION

INTERVIEW WITH YOUR PORTFOLIO MANAGERS (CONTINUED)

continue through the balance of 2001. The sectors we will favor include technology, consumer cyclicals, communication services, and health care. Areas we will emphasize less include utilities, energy, consumer staples, and basic materials.


WHAT SECTORS CONTRIBUTED POSITIVELY TO PORTFOLIO PERFORMANCE?

     Sectors that have contributed positively to Tri-Continental's performance on an absolute basis include capital goods and communication services. Some of our stock selections in the technology sector also helped results relative to the benchmark, specifically our software and semiconductor picks. Our position in office equipment stocks was also a positive contributor to total return.


WHAT SECTORS DETRACTED FROM PORTFOLIO PERFORMANCE?

     On an absolute basis, the areas that have hurt performance most this year are utilities, consumer staples, and health care. Some technology stocks hurt the portfolio, specifically those in the telecommunications and computer networking sectors, areas that have been experiencing difficulties due to overcapacity issues.


WHAT IS YOUR OUTLOOK?

     In the coming months, we expect the economy to be helped by the Fed's interest rate cuts, the recent federal tax cut, lower energy prices, and efforts by businesses to reduce excess inventory. The Fed may cut interest rates again if conditions warrant, but we think that rates will remain fairly stable for the balance of the year. In our view, corporate profits will bottom out between now and the end of 2001. As we move into 2002, we expect the economy to begin to stabilize and then accelerate modestly. It is unlikely, however, that the economy will expand as rapidly as it did in the late 1990's. This is because corporations are likely to be cautious in terms of increasing their capital spending. Nonetheless, there is the possibility of a sharp increase in capital expenditures, something that could boost the economy significantly. We believe that consumer spending will remain robust, helped by relatively low unemployment, lower energy prices, and a federal tax rebate. The stock market has traditionally anticipated upswings in the economy, and we expect stocks to move in advance of an economic recovery. For this reason, we think it is important to be invested in the companies that are likely to benefit from the anticipated upswing, and we have positioned Tri-Continental accordingly.

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TRI-CONTINENTAL CORPORATION

INVESTMENT RESULTS PER COMMON SHARE
TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2001

                                                           Average Annual
                                                    ---------------------------
                            Three       Six          One        Five       10
                            Months*   Months*       Year       Years      Years
                            -------   -------       ----       -----      -----
     MARKET PRICE**          6.19%      3.89%      (1.44)%     13.09%     11.93%

     NET ASSET VALUE**       5.84      (4.36)      (12.04)     11.04      12.47

     LIPPER CLOSED-END
       GROWTH & INCOME
       FUNDS AVERAGE***      8.03      (1.13)       0.53       21.11      12.65

     S&P 500***              5.85      (6.70)      (14.83)     14.47      15.10

PRICE PER SHARE

                             June 30, 2001   March 31, 2001   December 31, 2000
                             -------------   --------------   -----------------
     MARKET PRICE              $  21.77        $  20.66            $21.1875

     NET ASSET VALUE              24.47           23.30             25.87



DIVIDEND AND CAPITAL GAIN INFORMATION
FOR THE SIX MONTHS ENDED JUNE 30, 2001

                                               Capital Gain (Loss)
                                 -----------------------------------------------
              Dividends Paid+       Paid            Realized        Unrealized
              --------------      ---------         ---------        ---------
                   $0.14           $0.10++          $(0.16)           $1.68+++

  ----------------------------------------------------------------------------
The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results. An investment in this Corporation is not insured by the Federal Deposit Insurance Corporation or any other government agency.

   * Returns for periods of less than one year are not annualized.

  ** These rates of return reflect changes in market price or net asset value, as applicable, and assume that all distributions within the period are taken in additional shares.

 *** The Lipper Closed-End Growth & Income Funds Average and the S&P 500 are unmanaged benchmarks that assume investment of dividends. The Lipper Closed-End Growth & Income Funds Average excludes the effect of any costs associated with the purchase of shares, and the S&P 500 excludes the effect of fees and sales charges. Investors cannot invest directly in an index or an average.

   + Preferred Stockholders were paid dividends totaling $1.25 per share.

  ++ Represents realized capital gains from 2000, which were paid on June 21, 2001.

 +++ Represents the per share amount of net unrealized appreciation of portfolio securities as of June 30, 2001.

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TRI-CONTINENTAL CORPORATION


STOCKHOLDER SURVEY

     Tri-Continental is conducting a survey in an effort to find out more about the Corporation's Stockholders, particularly how they feel about their investment. Please take a few moments to complete this survey. It is a self mailer that can be folded, sealed, and mailed. Postage has already been paid, and your responses are anonymous.

TRI-CONTINENTAL'S DISCOUNT

     Closed-end funds, like Tri-Continental, usually trade at either a premium or at a discount; in other words, their market price may be higher or lower than net asset value. During the first six months of 2001, Tri-Continental's discount narrowed from 18.1% on December 31, 2000, to 11.0% on June 30, 2001. This resulted in a significant disparity between Tri-Continental's net asset value return of -4.36% and its market price return of 3.89% during this time.

     We are pleased that there has been a convergence between Tri-Continental's market price and net asset value, creating a narrower discount. Many market professionals believe that a discount represents a buying opportunity to acquire a professionally managed portfolio, with a competitive long-term performance history, at an attractive price. Of the six analysts who follow Tri-Continental (Morgan Stanley Dean Witter, Merrill Lynch, PaineWebber, Salomon Smith Barney, AG Edwards, and Everen Securities), all recommend the stock.

     Tri-Continental's manager, J. & W. Seligman & Co. Incorporated, has taken steps to reduce the discount including proactive contact with the sell-side analyst community, increasing market awareness through www.tri-continental.com, and maintaining an ongoing investor relations program, "Introduce Tri-Continental to a Friend." Also, in November 2000, Tri-Continental renewed and amended its share buyback program for up to 7.5% of shares outstanding as long as the discount remains wider than 10%. While this program was not designed specifically to narrow the discount, that may be a secondary effect. Our studies show that closed-end funds with higher share count growth tend to have wider discounts, and the buyback program reduces Tri-Continental's share count growth by the number of shares repurchased.

WWW.TRI-CONTINENTAL.COM

     Up-to-date information about Tri-Continental -- including daily net asset values, monthly fact sheets, portfolio manager commentary, recent reports, and more -- are now available at www.tri-continental.com. This website was developed for the convenience of current Stockholders and to publicize Tri-Continental.

STOCK REPURCHASE PROGRAM

     In November 1998, the Board of Directors authorized a share repurchase program for up to 7.5% of the Corporation's shares over a 12-month period. This program was reauthorized in November 1999, and reauthorized and amended on November 17, 2000. The Board's decision benefits all Stockholders, allowing them to continue to enjoy the advantages of Tri-Continental's closed-end structure, while reducing the number of shares outstanding and increasing the net asset value of the remaining shares.

     From November 18, 2000 through June 30, 2001, the Corporation repurchased 4,778,537 shares, representing approximately 3.87% of the shares outstanding on the date the program was reauthorized. During this time, the Corporation purchased as many shares in the open market as possible under federal regulations. Corporations are subject to certain restrictions regarding the amount of their own stock they can repurchase in the open market. The repurchase of additional shares is expected to take place through November 2001, as long as the discount remains wider than 10%. The Board of Directors will then consider continuing the program.

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TRI-CONTINENTAL CORPORATION

HIGHLIGHTS OF THE FIRST HALF

                                                 JUNE 30,        DECEMBER 31,
ASSETS:                                            2001              2000
                                              --------------    --------------
Total assets ...............................  $3,252,041,713    $3,537,559,628
                                                   6,769,578        41,914,001
                                              --------------    --------------
NET INVESTMENT ASSETS ......................  $3,245,272,135    $3,495,645,627
Preferred Stock, at par value ..............      37,637,000        37,637,000
                                              --------------    --------------
Net Assets for Common Stock ................  $3,207,635,135    $3,458,008,627
                                              ==============    ==============
Common shares outstanding ..................     131,077,105       133,643,365
NET ASSETS BEHIND EACH COMMON SHARE ........          $24.47            $25.87

                                                  SIX MONTHS ENDED JUNE 30,
                                              --------------------------------
                                                   2001              2000
                                              --------------    --------------

TAXABLE GAIN:

Net capital gain (loss) realized ...........  $  (20,865,366)   $   92,321,555
Per Common share ...........................          $(0.16)            $0.74
Unrealized capital gains, end of period ....  $  219,608,199    $1,004,270,869
Per Common share, end of period ............           $1.68             $8.02

DISTRIBUTION OF GAIN:
Per Common share ...........................           $0.10             $0.56

INCOME:
Total income earned ........................  $   25,108,488    $   31,270,745
Expenses ...................................       9,826,227        10,796,891
Preferred Stock dividends ..................         940,925           940,925
                                              --------------    --------------
Income for Common Stock ....................  $   14,341,336    $   19,532,929
                                              ==============    ==============
Expenses to average net
  investment assets ........................            0.60%*            0.54%*
Expenses to average net assets for
  Common Stock .............................            0.60%*            0.55%*

DIVIDENDS PER COMMON SHARE .................           $0.14             $0.17
With December 2000 gain distribution
  taken in shares ..........................           $0.16                --


----------
* Annualized.

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TRI-CONTINENTAL CORPORATION

DIVERSIFICATION OF NET INVESTMENT ASSETS

The diversification of portfolio holdings by industry on June 30, 2001, was as follows. Individual securities owned are listed on pages 10 to 13.

                                                                                        PERCENT OF
                                                                                     NET INVESTMENT
                                                                                         ASSETS
                                                                                 ----------------------
                                                                                  JUNE 30,  DECEMBER 31,
                                ISSUES         COST                VALUE           2001        2000
                                  --      --------------      --------------     -------   ------------
NET CASH AND
  SHORT-TERM HOLDINGS              5      $  358,251,835      $  358,251,835        11.0%        7.8%
TRI-CONTINENTAL
  FINANCIAL DIVISION               2          10,010,987           8,662,794         0.3         0.3
                                  --      --------------      --------------       -----       -----
                                   7      $  368,262,822      $  366,914,629        11.3%        8.1%
                                  --      --------------      --------------       -----       -----

Common Stocks:
  Basic Materials                  1      $   16,519,456      $   16,271,424         0.5%         --
  Biotechnology                    1          15,032,833          19,048,070         0.6          --
  Chemicals                        -                  --                  --          --         0.5%
  Communication Equipment          5         171,282,546          49,516,218         1.5         2.9
  Communications                   5         236,356,661         180,619,185         5.6         4.6
  Consumer Goods and Services      3         103,091,460         105,975,860         3.3         6.4
  Drugs and Health Care            7         304,700,371         416,120,013        12.8        14.2
  Electric and Gas Utilities       3          95,522,557         115,242,982         3.6         5.9
  Electronic Technology           13         543,650,781         418,331,837        12.9        13.1
  Energy                           5         169,168,363         198,654,207         6.1         7.8
  Finance and Insurance            7         214,451,478         448,771,595        13.8        17.4
  Leisure and Hotels               1          16,526,061          17,253,184         0.5          --
  Machinery and
    Industrial Equipment           2         136,449,785         223,787,883         6.9         6.5
  Media                            4         134,249,835         136,341,735         4.2         0.9
  Office Equipment                 1          90,041,646          85,124,520         2.6         1.9
  Paper and Forest Products        1          14,599,866          13,740,982         0.4         0.5
  Retail Trade                     5         172,842,362         188,501,957         5.8         3.4
  Technology Services              4         222,915,053         245,055,854         7.6         5.9
                                  --      --------------      --------------       -----       -----
                                  68      $2,657,401,114      $2,878,357,506        88.7%       91.9%
                                  --      --------------      --------------       -----       -----
NET INVESTMENT ASSETS             75      $3,025,663,936      $3,245,272,135       100.0%      100.0%
                                  ==      ==============      ==============       =====       =====

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TRI-CONTINENTAL CORPORATION

LARGEST PORTFOLIO CHANGES
APRIL 1 TO JUNE 30, 2001


TEN LARGEST PURCHASES                           TEN LARGEST SALES
---------------------                           -----------------
Kraft Foods Inc. Class "A"                      American General Corporation**
Dynegy Inc. Class "A"*                          Merck & Co., Inc.**
Bristol-Myers Squibb Company*                   Novellus Systems Inc.
Pfizer Inc.                                     Williams Companies, Inc. (The)**
Clear Channel Communications, Inc.*             Praxair Inc.**
Viacom Inc. Class "B"*                          Guidant Corporation.**
Starwood Hotels & Resorts Worldwide, Inc.*      Procter & Gamble Company (The)**
Masco Corporation*                              Xilinx, Inc.
Adelphia Communications Corporation Class "A"   Citrix Systems, Inc.
Jabil Circuit, Inc.*                            McData Corporation**


Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.


----------
  * Position added during the period.
 ** Position eliminated during the period.

TEN LARGEST HOLDINGS
JUNE 30, 2001

                                                               PERCENT OF
SECURITY                                VALUE             NET INVESTMENT ASSETS
--------                            ------------          ---------------------
Microsoft Corporation               $136,876,752                   4.2%
General Electric Company             126,018,750                   3.9
St. Jude Medical, Inc.                97,800,000                   3.0
United Technologies Corporation       97,769,133                   3.0
Citigroup Inc.                        87,186,000                   2.7
Pitney Bowes Inc.                     85,124,520                   2.6
Baxter International Inc.             83,809,600                   2.6
American International Group, Inc.    81,863,400                   2.5
Exxon Mobil Corporation               78,615,000                   2.4
Pfizer Inc.                           75,558,330                   2.3

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TRI-CONTINENTAL CORPORATION
PORTFOLIO OF INVESTMENTS                                           JUNE 30, 2001

                                                       SHARES          VALUE
                                                       -------    --------------

COMMON STOCKS 88.7%
BASIC MATERIALS - 0.5%
MASCO CORPORATION                                      651,900    $   16,271,424
  Retailer and installer of home improvement                      --------------
  and building products
BIOTECHNOLOGY - 0.6%
GENENTECH, INC.*                                       345,700    $   19,048,070
  Provider of pharmaceuticals and                                 --------------
  biotechnology products
COMMUNICATION EQUIPMENT - 1.5%
CIENA CORPORATION*                                     198,600    $    7,547,793
  Provider of multiplexing systems for
  fiber optics communications networks
JDS UNIPHASE CORPORATION*                              331,450         4,191,185
  Worldwide provider of fiber optic
  components and modules for the cable
  television and communications industries
LUCENT TECHNOLOGIES, INC                               990,000         6,138,000
  Manufacturer of telecommunications equipment
NORTEL NETWORKS CORPORATION (CANADA)                   881,550         8,013,290
  Provider of telecommunications equipment
QUALCOMM INC.*                                         415,000        23,625,950
                                                                  --------------
  Developer, manufacturer, and marketer of
  communications systems and products
                                                                  $   49,516,218
                                                                  --------------
COMMUNICATIONS - 5.6%
AT&T CORP                                            1,334,500    $   29,359,000
  Provider of telecommunications services
SBC COMMUNICATIONS, INC                              1,493,480        59,828,809
  Provider of telephone services
SPRINT FON GROUP                                       750,000        16,020,000
  Provider of telecommunications services
VERIZON COMMUNICATIONS                               1,355,822        72,536,477
  Provider of telephone services, systems,
  and equipment
WILLIAMS COMMUNICATIONS GROUP, INC.*                   974,542         2,874,899
  Operator of nationwide fiber                                    --------------
  optic networks                                                  $  180,619,185
                                                                  --------------
CONSUMER GOODS AND SERVICES - 3.3%
AOL TIME WARNER INC.*                                  706,500    $   37,444,500
  Provider of Internet access, as well as
  electronic mail, entertainment,
reference, and interactive publications
KRAFT FOODS INC. CLASS "A"*                          1,240,000        38,440,000
  Provider of food and beverage products
PEPSICO, INC                                           680,800        30,091,360
  Manufacturer and marketer of soft drinks and                    --------------
  consumer products                                               $  105,975,860
                                                                  --------------
DRUGS AND HEALTH CARE - 12.8%
ABBOTT LABORATORIES                                    892,100    $   42,829,721
  Developer and manufacturer of diversified
  health care products
AMERICAN HOME PRODUCTS CORPORATION                     705,800        41,246,952
  Developer and manufacturer of pharmaceuticals,
  food, and housewares
BAXTER INTERNATIONAL INC                             1,710,400        83,809,600
  Manufacturer and distributor of hospital and
  laboratory products
BRISTOL-MYERS SQUIBB COMPANY                           556,700        29,115,410
  Developer and manufacturer of health and personal care products

----------
See footnotes on page 13.

TRI-CONTINENTAL CORPORATION
PORTFOLIO OF INVESTMENTS (continued)                               JUNE 30, 2001

                                                       SHARES          VALUE
                                                       -------    --------------
DRUGS AND HEALTH CARE (CONTINUED)
JOHNSON & JOHNSON                                      915,200    $   45,760,000
  Developer and manufacturer of health
  care products
PFIZER INC                                           1,886,600        75,558,330
  Manufacturer of health care consumer
  products and specialty chemicals
ST. JUDE MEDICAL, INC.*                              1,630,000        97,800,000
  Provider of medical devices for the                             --------------
  cardiovascular market                                           $  416,120,013
                                                                  --------------
ELECTRIC AND GAS UTILITIES - 3.6%
CALPINE CORPORATION*                                 1,012,400    $   38,268,720
  Developer, marketer, and operator of power
  generation facilities
DYNEGY INC. CLASS "A"                                  755,000        35,107,500
  Provider of energy and communications
  solutions
EL PASO CORPORATION                                    796,855        41,866,762
  Owner of natural gas                                            --------------
  pipeline systems                                                $  115,242,982
                                                                  --------------
ELECTRONIC TECHNOLOGY - 12.9%
AGERE SYSTEMS INC. CLASS "A"*                        5,754,800    $   43,161,000
  Manufacturer of optical components
AGILENT TECHNOLOGIES, INC.*                            788,700        25,632,750
  Designer of test and monitoring instruments,
  and semiconductors
for diversified industries
ANALOG DEVICES, INC.*                                1,002,300        43,349,475
  Manufacturer of analog semiconductors and
  digital signal processors
CISCO SYSTEMS, INC.*                                 1,475,000        26,830,250
  Manufacturer of computer network products
COMPAQ COMPUTER CORPORATION                          1,944,100        30,114,109
  Global PC manufacturer
EMC CORPORATION*                                       306,900         8,915,445
  Manufacturer of enterprise storage devices
INTEL CORPORATION                                    2,047,800        62,109,774
  Manufacturer of microprocessors and
  memory circuits
INTERNATIONAL BUSINESS MACHINES CORPORATION            614,950        69,489,350
  Diversifed technology provider
JABIL CIRCUIT, INC.*                                   104,900         3,237,214
  Contract manufacturer of electronic
  components
MICRON TECHNOLOGY, INC.*                               497,500        20,447,250
  Manufacturer of DRAMmemory circuits
NOVELLUS SYSTEMS, INC.*                                680,500        38,648,997
  Manufacturer of semiconductor processing
  equipment
PALM, INC.*                                          1,321,750         8,029,631
  Provider of hand-held computing devices
XILINX, INC.*                                          937,600        38,366,592
  Supplier of field-programmable                                  --------------
  gate arrays                                                     $  418,331,837
                                                                  --------------
ENERGY - 6.1%
BAKER HUGHES, INC                                      530,500    $   17,771,750
  Provider of products and services to explore
  for, extract, recover, and process oil
  and gas
BP PLC (ADRS) (UNITED KINGDOM)                         742,550        37,016,117
  Explorer, producer, refiner, and retailer
  of petroleum products
EXXON MOBIL CORPORATION                                900,000        78,615,000
  Explorer and producer of natural gas, oil, and petroleum products

----------
See footnotes on page 13.

TRI-CONTINENTAL CORPORATION
PORTFOLIO OF INVESTMENTS (continued)                               JUNE 30, 2001

                                                       SHARES          VALUE
                                                       -------    --------------
ENERGY (CONTINUED)
ROYAL DUTCH PETROLEUM COMPANY (NY SHARES)
  (NETHERLANDS)                                        636,500    $   37,088,855
  Provider of international oil services
SCHLUMBERGER LTD                                       534,900        28,162,485
                                                                  --------------
  Worldwide provider of
  energy services                                                 $  198,654,207
                                                                  --------------
FINANCE AND INSURANCE - 13.8%
AMERICAN INTERNATIONAL GROUP, INC                      951,900    $   81,863,400
  Provider of insurance
BANK OF NEW YORK COMPANY, INC                        1,363,000        65,424,000
  Commercial bank
CHUBB CORPORATION (THE)                                904,000        69,996,720
  International holding company specializing
  in property and casualty insurance
CITIGROUP INC                                        1,650,000        87,186,000
  Provider of diversified financial services
FANNIE MAE                                             726,500        61,861,475
  Provider of mortgage financing
MERRILL LYNCH & CO. INCORPORATED                       560,000        33,180,000
  Provider of financial services
XL CAPITAL LTD. CLASS "A" (BERMUDA)                    600,000        49,260,000
                                                                  --------------
  Insurance provider                                              $  448,771,595
                                                                  --------------
LEISURE AND HOTELS - 0.5%
STARWOOD HOTELS & RESORTS WORLDWIDE, INC               462,800    $   17,253,184
                                                                  --------------
  Hotel operator
MACHINERY AND INDUSTRIAL EQUIPMENT - 6.9%
GENERAL ELECTRIC COMPANY                             2,585,000    $  126,018,750
  Provider of electrical equipment
UNITED TECHNOLOGIES CORPORATION                      1,334,550        97,769,133
  Manufacturer of elevators, jet engines,                         --------------
  flight systems, and automotive parts                              $223,787,883
                                                                  --------------
MEDIA - 4.2%
ADELPHIA COMMUNICATIONS CORPORATION CLASS "A"*       1,210,500    $   49,206,825
  Cable television operator
CLEAR CHANNEL COMMUNICATIONS, INC.*                    276,600        17,342,820
  Owner and operator of radio and television
  stations
COMCAST CORPORATION CLASS "A"*                       1,230,600        53,408,040
  Developer, manager, and operator of hybrid
  fiber-coaxial broadband
cable communications networks
VIACOM INC. CLASS "B"*                                 316,600        16,384,050
  Worldwide entertainment                                         --------------
  company                                                           $136,341,735
                                                                  --------------
OFFICE EQUIPMENT - 2.6%
PITNEY BOWES INC                                     2,021,000    $   85,124,520
  Retailer of mailing equipment and supplies                      --------------

PAPER AND FOREST PRODUCTS - 0.4%
MEAD CORPORATION (THE)                                 506,300    $   13,740,982
  Manufacturer of paper, lumber, and                              --------------
  wood products

RETAIL TRADE - 5.8%
COSTCO WHOLESALE CORPORATION*                          832,800    $   34,198,932
  Discount retailer
HOME DEPOT, INC. (THE)                                 691,100        32,170,705
  Retailer of building materials and home
  improvement products


----------
See footnotes on page 13.

TRI-CONTINENTAL CORPORATION
PORTFOLIO OF INVESTMENTS (continued)                               JUNE 30, 2001

                                                   SHARES OR
                                                PRINCIPAL AMOUNT       VALUE
                                                ----------------  --------------

RETAIL TRADE (continued)
LIMITED INC. (THE)                                 1,922,600 shs. $   31,761,352
  Clothing retailer
MAY DEPARTMENT STORES COMPANY                        904,800          30,998,448
  Department store operator
WAL-MART STORES, INC.                              1,216,650          59,372,520
                                                                  --------------
  Discount retailer                                               $  188,501,957
                                                                  --------------
TECHNOLOGY SERVICES - 7.6%
CITRIX SYSTEMS, INC.*                              1,323,550      $   46,291,161
  Provider of thin-client service software
ELECTRONIC DATA SYSTEMS CORPORATION                  669,950          41,871,875
  Provider of management consulting and
  technology services
MICROSOFT CORPORATION*                             1,905,300         136,876,752
  Provider of personal computer operating
  systems and
application software products
ORACLE CORPORATION*                                1,053,200          20,016,066
                                                                  --------------
  Provider of computer software                                   $  245,055,854
                                                                  --------------
TOTAL COMMON STOCKS
  (COST $2,657,401,114)                                           $2,878,357,506
                                                                  --------------
TRI-CONTINENTAL FINANCIAL DIVISION+ - 0.3%
  (COST $10,010,987)                                              $    8,662,794
                                                                  --------------
FIXED TIME DEPOSITS 9.8%
  BANK OF AMERICA, GRAND CAYMAN                 $ 68,000,000      $   68,000,000
    4%, 7/2/01
  BANK OF MONTREAL, GRAND CAYMAN                  65,000,000          65,000,000
    4%, 7/2/01
  BAYERISCHE HYPO-UND VEREINSBANK, GRAND CAYMAN   70,000,000          70,000,000
    4.125%, 7/2/01
  BNP PARIBAS, GRAND CAYMAN                       55,000,000          55,000,000
    4.125%, 7/2/01
  HSBC BANK USA, GRAND CAYMAN                     62,000,000          62,000,000
                                                                  --------------
    4%, 7/2/01
TOTAL FIXED TIME DEPOSITS
  (COST $320,000,000)                                             $  320,000,000
                                                                  --------------
TOTAL INVESTMENTS - 98.8%
  (COST $2,987,412,101)                                           $3,207,020,300
OTHER ASSETS LESS LIABILITIES - 1.2%                                  38,251,835
                                                                  --------------
NET INVESTMENT ASSETS - 100.0%                                    $3,245,272,135
                                                                  ==============


----------
* Non-income producing security.
+ Restricted security.
Descriptions of companies have not been audited by Deloitte & Touche LLP.

TRI-CONTINENTAL CORPORATION

STATEMENT OF ASSETS AND LIABILITIES June 30, 2001

ASSETS:
Investments at value:
 Common stocks (cost--$2,657,401,114) ........  $2,878,357,506
 Tri-Continental Financial Division
 (cost--$10,010,987) .........................       8,662,794
 Short-term holdings (cost--$320,000,000) ....     320,000,000
                                                --------------
Total Investments (cost--$2,987,412,101) .....................   $3,207,020,300
Cash .........................................................          239,804
Receivable for securities sold ...............................       41,534,240
Receivable for dividends and interest ........................        2,771,924
Investment in, and expenses prepaid to,
  stockholder service agent ..................................          431,658
Other ........................................................           43,787
                                                                 --------------
TOTAL ASSETS .................................................   $3,252,041,713
                                                                 --------------

LIABILITIES:
Payable for securities purchased .............................   $    2,937,808
Management fee payable .......................................        1,065,823
Preferred dividends payable ..................................          470,463
Payable for Common Stock repurchased .........................          460,768
Accrued expenses and other ...................................        1,834,716
                                                                 --------------
TOTAL LIABILITIES ............................................   $    6,769,578
                                                                 --------------

NET INVESTMENT ASSETS ........................................   $3,245,272,135

Preferred Stock, at $50 par value ............................       37,637,000
                                                                 --------------
NET ASSETS FOR COMMON STOCK ..................................   $3,207,635,135
                                                                 ==============
NET ASSETS PER SHARE OF COMMON STOCK
  (MARKET VALUE--$21.77) .....................................           $24.47
                                                                         ======

STATEMENT OF CAPITAL STOCK AND SURPLUS  June 30, 2001

CAPITAL STOCK:
  $2.50 Cumulative Preferred Stock, $50 par value,
   asset coverage per share--$4,311.54
  Shares authorized--1,000,000; issued
   and outstanding--752,740 ..................................   $   37,637,000
  Common Stock, $0.50 par value:
   Shares authorized--159,000,000; issued
     and outstanding--131,077,105 ............................       65,538,553
SURPLUS:
 Capital surplus .............................................    2,943,929,262
 Dividends in excess of net investment income ................       (5,090,279)
 Accumulated net realized loss ...............................      (16,350,600)
 Net unrealized appreciation of investments ..................      219,608,199
                                                                 --------------
NET INVESTMENT ASSETS ........................................   $3,245,272,135
                                                                 ==============

----------
See Notes to Financial Statements.

TRI-CONTINENTAL CORPORATION

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2001

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld
   of $107,150) ............................  $   17,479,120
 Interest ..................................       7,629,368
                                              --------------
TOTAL INVESTMENT INCOME ....................................    $   25,108,488

EXPENSES:
 Management fee ............................  $    6,530,453
 Stockholder account and registrar
   services ................................       2,068,219
 Stockholder reports and communications ....         411,806
 Stockholders' meeting .....................         232,604
 Custody and related services ..............         203,500
 Directors' fees and expenses ..............         141,442
 Auditing and legal fees ...................         115,944
 Registration ..............................          67,145
 Miscellaneous .............................          55,114
                                              --------------
TOTAL EXPENSES .............................................         9,826,227
                                                                --------------
NET INVESTMENT INCOME ......................................    $   15,282,261*
NET REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS:
 Net realized loss on investments ..........  $  (20,865,366)
 Net change in unrealized appreciation
  of investments ...........................    (155,906,695)
                                              --------------
NET LOSS ON INVESTMENTS ....................................      (176,772,061)
                                                                --------------
DECREASE IN NET INVESTMENT ASSETS
 FROM OPERATIONS ...........................................    $ (161,489,800)
                                                                ==============

----------
* Net investment income available for Common Stock is $14,341,336, which is net of Preferred Stock dividends of $940,925.

See Notes to Financial Statements.

TRI-CONTINENTAL CORPORATION

STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS

                                              SIX MONTHS ENDED     YEAR ENDED
                                                  JUNE 30,        DECEMBER 31,
                                                    2001              2000
                                              ----------------  ---------------
OPERATIONS:
Net investment income ......................   $    15,282,261  $    43,250,751
Net realized gain (loss) on investments ....       (20,865,366)     352,066,264
Net change in unrealized appreciation
  of investments ...........................      (155,906,695)    (777,024,822)
                                               ---------------  ---------------
DECREASE IN NET INVESTMENT ASSETS
  FROM OPERATIONS ..........................   $  (161,489,800) $  (381,707,807)
                                               ---------------  ---------------

DECREASE STOCKHOLDERS:
Net investment income:
  Preferred Stock (per share: $1.25
  and $2.50) ...............................   $      (940,925) $    (1,881,850)
  Common Stock (per share: $0.14 and $0.33)        (18,431,075)     (40,881,373)
                                               ---------------  ---------------
                                               $   (19,372,000) $   (42,763,223)
Net realized gain on investments:
  Common Stock (per share: $0.10 and $3.30)        (13,444,335)    (407,048,103)
                                               ---------------  ---------------
DECREASE IN NET INVESTMENT ASSETS
  FROM DISTRIBUTIONS .......................   $   (32,816,335) $  (449,811,326)
                                               ---------------  ---------------

CAPITAL SHARE TRANSACTIONS:
Value of shares of Common Stock issued
  at market price in gain distributions
  (435,137 and 12,645,131 shares) ..........   $     9,694,852  $   286,065,681
Value of shares of Common Stock issued
  for investment plans (793,516 and
  1,600,582 shares) ........................        17,302,441       39,883,293
Cost of shares of Common Stock purchased
  from investment plan participants
  (1,107,837 and 2,360,838 shares) .........       (24,189,943)     (59,186,968)
Cost of shares of Common Stock purchased
  in the open market (2,687,400 and
  3,478,200 shares) ........................       (58,875,044)     (87,100,541)
Net proceeds from issuance of shares of
  Common Stock upon exercise of
  Warrants (324 and 2,487 shares) ..........               337            2,811
                                               ---------------  ---------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS
  FROM CAPITAL SHARE TRANSACTIONS ..........   $   (56,067,357) $   179,664,276
                                               ---------------  ---------------
DECREASE IN NET INVESTMENT ASSETS ..........   $  (250,373,492) $  (651,854,857)
NET INVESTMENT ASSETS:
Beginning of period ........................     3,495,645,627    4,147,500,484
                                               ---------------  ---------------
END OF PERIOD (including dividends in excess
  of net investment income of $5,090,279
  and $1,000,540, respectively) ............   $ 3,245,272,135  $ 3,495,645,627
                                               ===============  ===============


----------
See Notes to Financial Statements.

TRI-CONTINENTAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Corporation:

     A. SECURITY VALUATION -- Investments in stocks, limited partnership interests, and short-term holdings maturing in more than 60 days are valued at current market values or, in their absence, fair value determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

     B. FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Corporation are maintained in US dollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

               The Corporation separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Corporation separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

     C. FEDERAL TAXES -- There is no provision for federal income tax. The Corporation has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

     D. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statements and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Corporation is informed of the dividend. Interest income is recorded on the accrual basis.

     E. DISTRIBUTIONS TO STOCKHOLDERS -- The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or capital gain, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net investment assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Corporation.

2. CAPITAL STOCK TRANSACTIONS -- Under the Corporation's Charter, dividends on the Common Stock cannot be declared unless net assets, after such dividends and dividends on Preferred Stock, equal at least $100 per share of Preferred Stock outstanding. The Preferred Stock is subject to redemption at the Corporation's option at any time on 30 days' notice at $55 per share (or a total of $41,400,700 for the shares outstanding) plus accrued dividends, and entitled in liquidation to $50 per share plus accrued dividends.

TRI-CONTINENTAL CORPORATION

     The Corporation, in connection with its Automatic Dividend Investment and Cash Purchase Plan and other Stockholder plans, acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the six months ended June 30, 2001, 1,107,837 shares were purchased from Plan participants at a cost of $24,189,943, which represented a weighted average discount of 11.98% from the net asset value of those acquired shares. A total of 793,516 shares were issued to Plan participants during the six months ended June 30, 2001, for proceeds of $17,302,441, at a discount of 11.75% from the net asset value of those shares.

     The Corporation may make additional purchases of its Common Stock in the open market and elsewhere at such prices in such amounts as the Board of Directors may deem advisable. For the six months ended June 30, 2001, the Corporation purchased 2,687,400 shares of its Common Stock in the open market at an aggregate cost of $58,875,044, which represented a weighted average discount of 11.97% from the net asset value of those acquired shares.

     At June 30, 2001, 289,907 shares of Common Stock were reserved for issuance upon exercise of 13,403 Warrants, each of which entitled the holder to purchase
21.63 shares of Common Stock at $1.04 per share. Assuming the exercise of all Warrants outstanding at June 30, 2001, net investment assets would have increased by $301,503 and the net asset value of the Common Stock would have been $24.42 per share. The number of Warrants exercised during the six months ended June 30, 2001, and the year ended December 31, 2000, was 15 and 125, respectively.

3. PURCHASES AND SALES OF SECURITIES-- Purchases and sales of portfolio securities, excluding USGovernment obligations and short-term investments, amounted to $1,138,109,243 and $1,296,292,917, respectively. At June 30, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $615,333,233 and $395,725,034, respectively.

4. MANAGEMENT FEE,ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Corporation and provides for the necessary personnel and facilities. Compensation of all officers of the Corporation, all directors of the Corporation who are employees or consultants of the Manager, and all personnel of the Corporation and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to a percentage of the Corporation's daily net assets at the close of business on the previous business day. The management fee rate is calculated on a sliding scale of 0.45% to 0.375%, based on average daily net assets of all the investment companies managed by the Manager. The management fee for the six months ended June 30, 2001, was equivalent to an annual rate of 0.40% of the average daily net assets of the Corporation.

     Seligman Data Corp., owned by the Corporation and certain associated investment companies, charged the Corporation at cost $2,042,589 for stockholder account services. The Corporation's investment in Seligman Data Corp. is recorded at a cost of $43,681.

     Certain officers and directors of the Corporation are officers or directors of the Manager and/or Seligman Data Corp.

     The Corporation has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Corporation or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at June 30, 2001, of $354,621 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

TRI-CONTINENTAL CORPORATION

5. RESTRICTED SECURITIES -- At June 30, 2001, the Tri-Continental Financial Division of the Corporation was comprised of two investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Corporation. The acquisition dates of investments in the limited partnerships, along with their cost and values at June 30, 2001, are as follows:


               Investments       Acquisition Date(s)       Cost         Value
   ---------------------------   -------------------   -----------   -----------
WCAS Capital Partners II, L.P.   12/11/90 to 3/24/98   $ 5,962,340   $ 4,884,111
Whitney Subordinated
   Debt Fund, L.P.               7/12/89 to 11/10/98     4,048,647     3,778,683
                                                       -----------   -----------
Total                                                  $10,010,987   $ 8,662,794
                                                       ===========   ===========

TRI-CONTINENTAL CORPORATION

FINANCIAL HIGHLIGHTS

     The Corporation's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amounts, using average shares outstanding.

     "Total investment return" measures the Corporation's performance assuming that investors purchased shares of the Corporation at the market value or net asset value as of the beginning of the period, invested dividends and capital gains paid, as provided for in the Corporation's Prospectus and Automatic Dividend Investment and Cash Purchase Plan, and then sold their shares at the closing market value or net asset value per share on the last day of the period. The computations do not reflect any sales commissions investors may incur in purchasing or selling shares of the Corporation. The total investment returns for periods of less than one year are not annualized.

     The ratios of expenses and net investment income to average net investment assets and to average net assets for Common Stock for the periods presented do not reflect the effect of dividends paid to Preferred Stockholders.

                                                     Six Months                           Year Ended December 31,
                                                        Ended         ------------------------------------------------------------
                                                    June 30, 2001       2000       1999           1998          1997         1996
                                                    -------------     ------      ------        ------        ------        ------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
BEGINNING OF PERIOD ............................         $25.87           $32.82      $34.13       $32.06       $29.28       $27.58
                                                         ------          -------     -------       ------      -------       -------
Net investment income ..........................           0.12             0.35        0.48         0.54         0.60         0.68
Net realized and unrealized
investment gain (loss) .........................          (1.26)           (3.25)       2.90         7.01         6.94         4.84
Net realized and unrealized loss
from foreign currency transactions .............             --               --          --        (0.01)       (0.17)       (0.02)
                                                         ------          -------     -------       ------      -------       -------
INCREASE (DECREASE) FROM INVESTMENT
OPERATIONS .....................................          (1.14)           (2.90)       3.38         7.54         7.37         5.50
Dividends paid on Preferred Stock ..............          (0.01)           (0.02)      (0.02)       (0.02)       (0.02)       (0.02)
Dividends paid on Common Stock .................          (0.14)           (0.33)      (0.48)       (0.52)       (0.60)       (0.66)
Distributions from net gain realized ...........          (0.10)           (3.30)      (3.79)       (4.28)       (3.45)       (2.72)
Issuance of Common Stock
in gain distributions ..........................          (0.01)           (0.40)      (0.40)       (0.65)       (0.52)       (0.40)
                                                         ------          -------     -------       ------      -------       -------
NET INCREASE (DECREASE)
IN NET ASSET VALUE .............................          (1.40)           (6.95)      (1.31)        2.07         2.78         1.70
                                                         ------          -------     -------       ------      -------       -------
NET ASSET VALUE,
END OF PERIOD ..................................         $24.47           $25.87      $32.82       $34.13       $32.06       $29.28
                                                         ======          =======     =======       ======      =======       =======
ADJUSTED NET ASSET VALUE,
END OF PERIOD* .................................         $24.42         $25.82        $32.75       $34.06       $31.99       $29.22
MARKET VALUE, END OF PERIOD ....................         $21.77         $21.1875     $27.875       $28.50     $26.6875      $24.125


----------

See footnotes on page 21.

TRI-CONTINENTAL CORPORATION

                                      Six Months                       Year Ended December 31,
                                         Ended     ---------------------------------------------------------------
                                   June 30, 2001       2000         1999         1998         1997         1996
                                    ----------     ----------    ----------   ----------   ----------   ----------
TOTAL INVESTMENT RETURN:
Based upon market value ..........        3.89%        (11.56)%       12.57%       26.19%       27.96%       21.98%
Based upon net asset value .......       (4.36)%        (8.29)%       10.67%       25.80%       26.65%       21.45%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net
  investment assets ..............        0.60%+         0.54%         0.56%        0.58%        0.60%        0.62%
Expenses to average net assets for
  Common Stock ...................        0.60%+         0.54%         0.56%        0.58%        0.60%        0.63%
Net investment income to
  average net investment assets ..        0.93%+         1.10%         1.36%        1.59%        1.80%        2.27%
Net investment income to average
  net assets for Common Stock ....        0.94%+         1.11%         1.38%        1.60%        1.82%        2.31%
Portfolio turnover rate ..........       37.58%         54.13%        42.83%       63.39%       83.98%       53.96%
NET INVESTMENT ASSETS,
  END OF PERIOD (000s omitted):
For Common Stock .................  $3,207,635     $3,458,009    $4,109,863   $4,002,516   $3,391,816   $2,835,026
For Preferred Stock ..............      37,637         37,637        37,637       37,637       37,637       37,637
                                    ----------     ----------    ----------   ----------   ----------   ----------
TOTAL NET INVESTMENT ASSETS ......  $3,245,272     $3,495,646    $4,147,500   $4,040,153   $3,429,453   $2,872,663
                                    ==========     ==========    ==========   ==========   ==========   ==========


----------
* Assumes the exercise of outstanding warrants.
+ Annualized
See Notes to Financial Statements.

TRI-CONTINENTAL CORPORATION

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SECURITY HOLDERS,
Tri-Continental Corporation:

We have audited the accompanying statements of assets and liabilities of Tri-Continental Corporation, including the portfolio of investments as of June 30, 2001, of capital stock and surplus of Tri-Continental Corporation as of June 30, 2001, and the related statements of operations for the six months then ended, and of changes in net investment assets for the six months then ended and for the year ended December 31, 2000, and the financial highlights for the six months then ended and for each of the years in the five-year period ended December 31, 2000. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the Corporation's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tri-Continental Corporation as of June 30, 2001, the results of its operations, the changes in its net investment assets and the financial highlights for all the respective stated periods in conformity with accounting principles generally accepted in the United States of America.



DELOITTE & Touche LLP
New York, New York
August 17, 2001

TRI-CONTINENTAL CORPORATION

PROXY RESULTS

     Tri-Continental Corporation Stockholders voted on the following proposals at the Annual Meeting of Stockholders on May 17, 2001, in Baltimore, Maryland. The description of each proposal and the voting results are stated below. Each nominee for Director was elected and the selection of Deloitte & Touche LLP as auditors for 2001 was ratified.

                                        For           Withheld
                                     ---------       ---------
Election of Directors:
  Alice S. Ilchman                  98,502,853       2,971,455
  Frank A. McPherson                98,634,179       2,840,129
  Leroy C. Richie                   98,298,465       3,175,843
  Brian T. Zino                     98,667,093       2,807,215



                                        For           Against          Abstain
                                    -----------       -------         ---------
Ratification of Deloitte &
  Touche LLP as auditors            100,196,702       757,443         1,235,845

TRI-CONTINENTAL CORPORATION

BOARD OF DIRECTORS

JOHN R. GALVIN (2,4)
DIRECTOR, Raytheon Company
DEAN EMERITUS, Fletcher School of Law and
 Diplomacy at Tufts University

ALICE S. ILCHMAN (3,4)
CHAIRMAN, The Rockefeller Foundation
TRUSTEE, Committee for Economic
 Development

FRANK A. MCPHERSON (3,4)
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW (2,4)
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, New York-Presbyterian Hospital
RETIRED CHAIRMAN AND SENIOR PARTNER,
 Sullivan & Cromwell, Law Firm

BETSY S. MICHEL (2,4)
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS (1)
CHAIRMAN
CHAIRMAN OF THE BOARD,
 J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY (3,4)
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch,
 Law Firm

LEROY C. RICHIE (2,4)
CHAIRMAN AND CEO, Q Standards
 Worldwide, Inc.

JAMES Q. RIORDAN (3,4)
DIRECTOR, KeySpan Corporation
TRUSTEE, Committee for Economic
 Development
DIRECTOR, Public Broadcasting Service

ROBERT L. SHAFER (3,4)
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON (2,4)
DIRECTOR AND CONSULTANT,
 Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO (1)
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
VICE CHAIRMAN, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
 Investment Company Institute

FRED E. BROWN
DIRECTOR EMERITUS

----------
   Member:
     (1) Executive Committee
     (2) Audit Committee
     (3) Director Nominating Committee
     (4) Board Operations Committee

TRI-CONTINENTAL CORPORATION

EXECUTIVE OFFICERS


WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

CHARLES W. KADLEC
VICE PRESIDENT

THOMAS G. ROSE
VICE PRESIDENT

CHARLES C. SMITH, JR.
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT AND TREASURER

FRANK J. NASTA
SECRETARY


--------------------------------------------------------------------------------
FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

STOCKHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS

(800) TRI-1092   Stockholder Services

(800) 445-1777   Retirement Plan Services

(212) 682-7600   Outside the United States

(800) 622-4597   24-Hour Automated
                 Telephone Access Service

                           TRI-CONTINENTAL CORPORATION
                                   MANAGED BY
                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        INVESTMENT MANAGERS AND ADVISORS
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017
                             www.tri-continental.com


   This report is intended only for the information of stockholders or those who have received the current prospectus covering shares of Common Stock of Tri-Continental Corporation, which contains information about management fees and other costs.


                                                                     CETR13 6/01